UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

APRIL 20, 2004

Date of Report (Date of earliest event reported)

SUMMIT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 000-19235

South Carolina	57-0892056
(State of incorporation)	(I.R.S. Employer Identification No.)

937 No. Pleasantburg Drive	29607
Greenville, South Carolina	(Zip Code)
(Address of principal executive offices)

(864) 242-2265
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99 – Summit Financial Corporation Press Release dated April 20, 2004 containing unaudited financial information and accompanying discussion for the quarter and year-to-date period ended March 31, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 20, 2004, Summit Financial Corporation issued a news release announcing its financial results for the first quarter and three month period ended March 31, 2004 (the “News Release”). The News Release is attached as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL CORPORATION

By:	/s/ J. Randolph Potter

J. Randolph Potter
President and Chief Executive Officer

Dated:	April 20, 2004

Exhibit Index

Exhibit No.	Description

99	Press Release of the Company dated April 20, 2004